                                                                  EXHIBIT 10.14
                            ASSIGNMENT AND ACCEPTANCE

                              Dated October 7, 1997


                  Reference is made to the 364-Day Credit Agreement dated as of September 23, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Cytec Industries Inc., a Delaware corporation (the "Borrower"), the Lenders (as defined in the Credit Agreement) and Citibank, N.A., as agent for the Lenders (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

                  Citibank, N.A. (the "Assignor") and CoreStates Bank, N.A. (the "Assignee") agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof (other than in respect of Competitive Bid Advances and Competitive Bid Notes) equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement (other than in respect of Competitive Bid Advances and Competitive Bid Notes). After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Revolving Advances owing to the Assignee will be as set forth in Section 2 of Schedule 1.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv)Eattaches the Revolving Note held by the Assignor, if any, and, if requested by the Assignee and the Assignor, requests that the Agent exchange such Revolving Note for a new Revolving Note payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto or new Revolving Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; (vi) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof; and (vii) attaches any U.S. Internal Revenue Service forms required under Section 2.13 of the Credit Agreement.

                  4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on
Schedule 1 hereto.

                  5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                  6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Revolving Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Revolving Notes for periods prior to the Effective Date directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                  8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

                  IN WITNESS WHEREOF, the Assignor and Assignee have caused ScheduleE1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

                                   Schedule 1
                                       to
                            Assignment and Acceptance
                              Dated October 7, 1997

Section 1.
----------

         Percentage Interest:                                   15%

Section 2.
----------

         Assignee's Commitment:
$30,000,000
         Aggregate Outstanding Principal
             Amount of Revolving Advances owing to the Assignee:
                                            $30,000,000

         A Revolving Note payable to the order of the Assignee
                  Dated:                    October 7, 1997
                  Principal amount:         $30,000,000

         A Revolving Note payable to the order of the Assignor
                  Dated:                    October 7, 1997
                  Principal amount:         $40,000,000

Section 3.
----------

         Effective Date:                                     October 7, 1997

                                                 CITIBANK, N.A., as Assignor


                                                 By:/s/Steven R. Victorin
                                                    ---------------------
                                                 Title: Attorney-in-fact






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                                            CORESTATES BANK, N.A., as Assignee


                                            By:/s/Laura J. Ronius
                                            Title:Commercial Officer

                                            Domestic Lending Office
                                            (and addressfor notices):
                                                 1345 Chestnut Street
                                                 Philadelphia, PA  19101-7618
                                                 Attn: Sharon Burgess
                                                 Telecopier: (215) 973-2045

                                            Eurodollar Lending Office:
                                                 3 Gracechurch Street
                                                 London, EC3V England
                                                 Attn:
                                                 Telecopier
Accepted and Approved
this 7th day of
October, 1997


CITIBANK, N.A., as Agent


By/s/Steven R. Victorin
  -----------------------
  Title: Attorney-in-fact


Approved this 7th day
of October, 1997


CYTEC INDUSTRIES INC.


By/s/T. P. Wozniak
  ----------------
  Title: Treasurer




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                        SCHEDULE OF ALL OTHER ASSIGNMENTS
                         AND ACCEPTANCES RELATING TO THE
                            364-DAY CREDIT AGREEMENT



                                                                                Percentage       Assignee
     Date                   Assignor                    Assignee                Interest         Commitment



October 7, 1997            Citibank, N.A.            Credit Lyonnais,              15%           $30,000,000
                                                     New York Brank

October 7, 1997            Citibank, N.A.            First Union National          15%           $30,000,000
                                                     Bank

October 7, 1997            Citibank, N.A.            Mellon Bank, N.A.             15%           $30,000,000

October 7, 1997            Citibank, N.A.            The Bank of Nova Scotia       10%           $20,000,000

October 7, 1997            Citibank, N.A.            PNC Bank,                     10%           $20,000,000
                              National Association